Summary Prospectus October 1, 2010



                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS HEALTH CARE FUND






CLASS/Ticker    A   SUHAX    B   SUHBX    C   SUHCX    INST   SUHIX    S   SCHLX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C), (800) 730-1313 (INST)
and (800) 728-3337 (S) or asking your financial advisor. The prospectus and SAI, both dated October 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks long-term growth of capital.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 9) and Purchase and Redemption of Shares in the fund's SAI (p. II-16).


SHAREHOLDER FEES (paid directly from your investment)


                                              A          B          C       INST          S
                                   ------------  ---------  ---------  ---------  ---------
Maximum sales charge (load) on
purchases, as % of offering price        5.75      None       None       None       None
----------------------------------       ----      --         --         --         --
Maximum contingent deferred sales
charge (load), as % of redemption
proceeds                             None(1)     4.00       1.00         None       None
----------------------------------   --------    ----       ----         --         --
Redemption/exchange fee on shares
owned less than 15 days, as % of
redemption proceeds                      2.00    2.00       2.00       2.00       2.00
----------------------------------   --------    ----       ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                            A          B          C        INST           S
                                    ---------  ---------  ---------  ----------  ----------
Management fee                          0.77       0.77       0.77       0.77        0.77
-----------------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                            0.24       0.99       0.99      None        None
-----------------------------------     ----       ----       ----      -----       -----
Other expenses (includes an admin-
istrative fee)                          0.60       0.70       0.55       0.29        0.54
-----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                                1.61       2.46       2.31       1.06        1.31
-----------------------------------     ----       ----       ----      -----       -----
Less fee waiver/expense reimburse-
ment                                    0.00       0.08       0.00       0.00        0.00
-----------------------------------     ----       ----       ----      -----       -----
NET ANNUAL FUND OPERATING
EXPENSES                                1.61       2.38       2.31       1.06        1.31
-----------------------------------     ----       ----       ----      -----       -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

The Advisor has contractually agreed through September 30, 2011 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 2.38% for Class B shares. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period for Class B shares) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1          729       641       334       108       133
--         ---       ---       ---       ---       ---
3        1,054     1,059       721       337       415
--       -----     -----       ---       ---       ---
5        1,401     1,503     1,235       585       718
--       -----     -----     -----       ---       ---
10       2,376     2,387     2,646     1,294     1,579
--       -----     -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C      INST         S
-------  --------  --------  --------  --------  --------
1          729       241       234       108       133
--         ---       ---       ---       ---       ---
3        1,054       759       721       337       415
--       -----       ---       ---       ---       ---
5        1,401     1,303     1,235       585       718
--       -----     -----     -----       ---       ---
10       2,376     2,387     2,646     1,294     1,579
--       -----     -----     -----     -----     -----

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2010: 33%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80% of total assets in common stock of companies in the health care sector. For purposes of the fund's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of the revenues or net income from, that sector. Industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The fund invests primarily in securities of US companies, but may invest in foreign companies as well. The fund may invest in companies of any size. While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt obligations.


MANAGEMENT PROCESS. In choosing stocks, portfolio management uses a combination of three analytical disciplines:


BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.


GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.


TOP-DOWN ANALYSIS. Portfolio management considers the economic outlook for various industries within the health care sector while looking for those that it believes may benefit from changes in the overall business environment.


Portfolio management may favor securities from different industries and companies within the health care sector at different times. Portfolio management will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


STOCK MARKET RISK. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


CONCENTRATION RISK - HEALTH CARE COMPANIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Because the fund concentrates its investments in companies in the health care sector, it may be vulnerable to setbacks in that industry.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.



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                                                            DWS Health Care Fund


                                              SUMMARY PROSPECTUS October 1, 2010

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. IPOs can have more impact on the performance of a small mutual fund because the number of IPO shares the fund is able to buy may represent a significant portion of its overall portfolio compared to the portfolio of a larger fund.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


For Class A, B and C shares, performance prior to class inception is based on the performance of the fund's original share class, Class S shares, adjusted to reflect the higher expenses and applicable sales charges of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)


These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







  -59.79       -10.41      -24.53     33.14      9.28      8.10       5.73     12.72      -23.40    21.50
    2000        2001      2002        2003       2004      2005      2006       2007      2008      2009




Best Quarter: 21.33%, Q2 2000        Worst Quarter: -21.34%, Q1 2001
Year-to-Date as of 6/30/10: -7.01%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class S and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                CLASS           1          5         10       SINCE
                            INCEPTION        YEAR      YEARS      YEARS   INCEPTION
                          -----------  ----------  ---------  ---------  ----------
CLASS A before tax         12/29/00        14.24       2.21      5.65          -
-------------------------  --------        -----       ----     -----          -
CLASS B before tax         12/29/00        17.31       2.44      5.40          -
-------------------------  --------        -----       ----     -----          -
CLASS C before tax         12/29/00        20.22       2.66      5.44          -
-------------------------  --------        -----       ----     -----          -
INST CLASS before tax      12/29/00        21.92       3.91         -        2.05
-------------------------  --------        -----       ----     -----        ----
CLASS S before tax           3/2/98        21.50       3.70      6.54          -
-------------------------  --------        -----       ----     -----        ----
  After tax on
  distributions                            21.50       3.05      6.12          -
  After tax on distribu-
  tions, with sale                         13.98       3.08      5.66          -
------------------------- --------         -----       ----     -----        ----
STANDARD & POOR'S
500 INDEX (S&P 500)                        26.46       0.42      -0.95         -
------------------------- --------         -----       ----     ------       ----
S&P NORTH AMERICAN
HEALTH CARE SECTOR
INDEX                                      22.49       3.67      4.51          -
------------------------- --------         -----       ----     ------       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


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                                                            DWS Health Care Fund


                                              SUMMARY PROSPECTUS October 1, 2010

PORTFOLIO MANAGER(S)

LEEFIN LAI, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2001.


THOMAS E. BUCHER, CFA, MANAGING DIRECTOR. Deutsche Asset Management. Consultant to the Advisor since 2002.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8 a.m. - 6 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.


PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


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                                                            DWS Health Care Fund
                                     SUMMARY PROSPECTUS October 1, 2010 DHCF-SUM